UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/13

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2013

1-855-DRP-5155

(1-855-377-5155)

www.riskparadigmgroup.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

RPg Diversified Risk Parity Fund 2013 Annual Letter to Shareholders

The fiscal year for the RPg Diversified Risk Parity Fund was marked by the continuation of government policy and macroeconomic headlines overshadowing specific trades. Correlation among individual securities and volatility remained at or near record high levels. This environment is difficult for a strategy with a target risk level like the Fund as the volatility, or stated better, lack of volatility created a difficult environment for strategies that rely on dispersion to create opportunity sets.  Although this feature limits the near-term downside volatility, it will also limit the near-term upside. The Fund returned a 3.47% (institutional share at NAV) for the fiscal year, compared to 4.88% for the HFRI Fund of Funds composite index.

As we closed out the fiscal year for the Fund, the combination of cash-rich corporations, decent earnings and global quantitative accommodation led to a strong Q1 2013. Meanwhile European leaders continue to work furiously to contain the growing scope of the sovereign debt/GDP levels which contributed to the challenging trading environment and correlation hitting an all-time record level in the second half of 2012 and Q1 2013.

The Fund is a global portfolio and the biggest contributors to performance were the equity components of our strategy.  Equities in the U.S., Europe and Asia contributed positive performance, but the Fund found it increasingly difficult to replicate the Mortgage Backed Securities (MBS) position we had been so bullish on over the year.  That said, we decided not to replicate those positions and began buying MBS securities selectively in Q4 2012.  This has allowed the portfolio to behave as we would expect it to behave given the cash-flow those positions are generating to compliment the risk-oriented positions in the portfolio.  The Fund seeks parity within the major risk factors of growth, inflation and risk and that has remained consistent from the inception.

While 2012 was a good and positive year for risk markets, still the equity ownership within the private client segment is very low as evidenced by the enormous cash levels still at the end of Q1 2013. We believe The Fund sits in a very good position – we have real-time transparency and liquidity in our holdings, a diligent process for finding the best places to invest and our cash-flow generative strategies are providing a positive monthly return stream and diversification benefits.

We are confident that the long-term risk/return characteristics are still very compelling. Looking forward we feel it will be increasingly important to own strategies like the Fund to diversify from the asset classes whose risk factors are adversely affected by events that the global sovereign debt levels may trigger, slow U.S. growth, and Euro-Zone sovereign balance sheet issues.

Sincere regards,

RPg Asset Management

David M. Gatti, CEO/CIO

1189-NLD-5/14/2013

Diversified Risk Parity Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2013

The Fund's performance figures* for the year ending March 31, 2013, compared to its benchmarks:

	One Year	Since Inception **
Diversified Risk Parity Fund - Class A	(3.61)%	(6.22)%
Diversified Risk Parity Fund - Class A (with load of 5.75%)	(9.18)%	(8.99)%
Diversified Risk Parity Fund - Class I	(3.47)%	(5.68)%
HFRI Fund of Funds Composite Index ***	4.78%	0.61%
S&P 500 Total Return Index ****	13.96%	11.41%

 Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-377-5155.

** Inception date is April 11, 2011.

*** HFRI Fund of Funds Composite Index - A performance index with 650 constituent Funds. All have a minimum of $50 Million in Assets and/or 12 month track record. The index is calculated three times per month and are equal-weight for a more general picture of performance.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks. You cannot invest directly in an index.

Top Ten Industries	% of Net Assets
Asset Backed Securities	23.4%
Collateralized Mortgage Obligations	9.4%
Emerging Market	8.6%
Financial Services	4.4%
Utilities	4.2%
Health & Biotechnology	4.1%
Technology	3.8%
Energy	3.5%
Consumer - Cyclical	3.1%
Other*	8.7%
Cash & Cash Equivalents	26.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

* Other industry weightings represent Consumer - Defensive, Industrials, and Natural Resources.

Diversified Risk Parity Fund
PORTFOLIO OF INVESTMENTS
March 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 40.4%
	EQUITY FUNDS - 40.4%
	CONSUMER - CYCLICAL - 3.1%
8,200	Consumer Discretionary Select Sector SPDR Fund	$ 434,272

	CONSUMER - DEFENSIVE - 2.9%
10,400	Consumer Staples Select Sector SPDR Fund	413,504

	ENERGY - 3.5%
9,580	EGShares Energy GEMS ETF	218,757
3,500	Energy Select Sector SPDR Fund	277,620
		496,377
	EMERGING MARKET - 8.6%
13,000	EGShares Basic Material GEMS ETF	160,290
14,536	EGShares Emerging Markets Consumer ETF	386,512
5,840	EGShares Industrials GEMS ETF	120,596
2,100	Global X FTSE Colombia 20 ETF	43,953
1,000	iShares MSCI All Peru Capped Index Fund	44,450
1,000	iShares MSCI Chile Capped Investable Market Index Fund	64,910
1,250	iSHARES MSCI Indonesia Investable Market Index Fund	43,550
4,255	iShares MSCI Malaysia Index Fund	63,697
900	iShares MSCI Mexico Capped Investable Market Index Fund	67,131
1,500	iShares MSCI Philippines Investable Market Index Fund	61,710
1,650	iShares MSCI Poland Capped Investable Market Index Fund	42,405
738	iShares MSCI Thailand Capped Investable Market Index Fund	67,232
600	iShares MSCI Turkey Index Fund	42,714
300	Market Vectors Egypt Index ETF	3,375
		1,212,525
	FINANCIAL SERVICES - 4.4%
9,500	EGShares Financials GEMS ETF	205,105
6,000	Financial Select Sector SPDR Fund	109,140
4,500	iShares Dow Jones US Financial Sector Index Fund	305,370
		619,615
	HEALTH & BIOTECHNOLOGY - 4.1%
7,000	EGShares Health Care GEMS ETF	161,700
4,400	iShares Dow Jones US Healthcare Sector Index Fund	424,248
		585,948
	INDUSTRIALS - 2.9%
5,000	iShares Dow Jones US Industrial Sector Index Fund	408,300

	NATURAL RESOURCES - 2.9%
10,400	Materials Select Sector SPDR Fund	407,472

	TECHNOLOGY - 3.8%
9,000	EGShares Technology GEMS ETF (a)	159,480
5,200	iShares Dow Jones US Technology Sector Index Fund	381,212
		540,692
	UTILITIES - 4.2%
10,000	EGShares Utilities GEMS ETF (a)	175,100
10,700	Utilities Select Sector SPDR Fund	417,835
		592,935

	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,622,787)	$ 5,711,640

See accompanying notes to financial statements.

Diversified Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013

Par Value		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 23.4%
$ 239,178	ABFC 2004-OPT2 Trust (b)	2.0042	4/25/2033	$ 203,245
100,793	Ameriquest Mortgage Securities, Inc. Series 2003-9 (b)	2.2042	9/25/2033	89,918
241,482	Asset Backed Securities Corp. Home Equity Loan Trust Series 2002-HE1 (b)	2.6782	3/15/2032	234,558
345,767	Home Equity Asset Trust (b)	2.1542	10/25/2034	313,297
162,221	Home Equity Asset Trust (b)	2.3042	4/25/2034	148,178
233,150	Long Beach Mortgage Loan Trust 2003-2 (b)	3.0542	6/25/2033	198,615
72,900	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 (b)	2.3792	7/25/2034	60,460
246,154	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5 (b)	2.1542	7/25/2035	205,865
217,414	Morgan Stanley ABS Capital I Inc. Trust 2004-NC4 (b)	3.2042	4/25/2034	196,454
181,192	Morgan Stanley ABS Capital I Inc. Trust 2004-NC7 (b)	1.9292	7/25/2034	156,009
223,457	New Century Home Equity Loan Trust Series 2003-4 (b)	3.2792	10/25/2033	202,019
261,993	NovaStar Mortgage Funding Trust Series 2003-3 (b)	2.6792	12/25/2033	247,236
263,838	NovaStar Mortgage Funding Trust Series 2003-3 (b)	3.2042	12/25/2033	260,045
115,834	Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2002-6 (b)	1.3292	11/25/2032	95,554
99,301	Specialty Underwriting & Residential Finance Trust Series 2004-BC4 (b)	1.4042	10/25/2035	77,905
50,063	Structured Asset Investment Loan Trust (b)	2.8292	11/25/2033	48,502
155,818	Structured Asset Investment Loan Trust (b)	3.1292	4/25/2033	152,522
198,492	Structured Asset Securities Corp 2005-WF1 (b)	1.4742	2/25/2035	170,594
282,674	Structured Asset Securities Corp 2005-WF1 (b)	1.5742	2/25/2035	246,280

	TOTAL ASSET BACKED SECURITIES (Cost - $3,232,832)			3,307,256

	U.S. GOVERNMENT AGENCIES - 6.3%
	COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3%
1,574,590	Fannie Mae REMICS Series 2007-55 Class ES (b)	5.7958	6/25/2037	162,455
1,412,500	Fannie Mae REMICS Series 2008-73 Class SC (b)	5.7958	8/25/2038	208,969
1,322,826	Freddie Mac REMICS Series 4104 Class PI	3.5000	12/15/2041	114,316
762,803	Freddie Mac REMICS Series 3225 Class HY (b)	5.7868	10/15/2036	98,263
372,030	Freddie Mac REMICS Series 3385 Class SN (b)	5.7968	11/15/2037	38,268
447,058	Freddie Mac REMICS Series 3147 Class LS (b)	6.4468	4/15/2036	75,573
1,034,761	Freddie Mac REMICS Series 2457 Class JC (b)	6.9968	6/15/2032	191,336

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $903,215)			889,180

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
280,424	CHL Mortgage Pass-Through Trust 2003-2	5.5000	3/25/2033	280,424
69,160	Residential Asset Securitization Trust 2003-A7	5.5000	7/25/2033	70,057
97,682	Wells Fargo Mortgage Backed Securities 2004-1 Trust	5.5000	2/25/2034	96,957

	TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $445,899)			447,438

Shares
	SHORT-TERM INVESTMENTS - 24.9%
	MONEY MARKET FUND - 24.9%
3,517,732	BlackRock Liquidity Funds Treasury Trust Fund Portfolio (Cost - $3,517,732)			3,517,732

	TOTAL INVESTMENTS - 98.1% (Cost - $13,722,465) (c)			$13,873,246
	OTHER ASSETS LESS LIABILITIES - NET - 1.9%			266,328
	TOTAL NET ASSETS - 100.0%			$14,139,574

(a) Affiliated Company - The Diversified Risk Parity Fund holds in excess of 5% of outstanding voting securities of this exchange traded fund.
(b) Floating rate security.

(c) Represents cost for financial reporting purposes. The cost for federal income tax purposes is $13,728,654 and differs from market value net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation			$ 184,572
	Unrealized depreciation			(39,980)
	Net unrealized appreciation			$ 144,592

See accompanying notes to financial statements.

Diversified Risk Parity Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

ASSETS
Investment securities:
Unaffiliated securities, At cost	$ 13,383,365
Affiliated securities, At cost	339,100
Total securities, At cost	13,722,465

Unaffiliated securities, At value	$ 13,538,666
Affiliated securities, At value	334,580
13,873,246

Receivable for securities sold	298,162
Due from Advisor	2,152
Dividends and interest receivable	22,908
Prepaid expenses and other assets	19,010
TOTAL ASSETS	14,215,478

LIABILITIES
Payable for fund shares redeemed	51,697
Fees payable to other affiliates	6,170
Distribution (12b-1) fees payable	102
Accrued expenses and other liabilities	17,935
TOTAL LIABILITIES	75,904
NET ASSETS	$ 14,139,574

Net Assets Consist Of:
Paid in capital	$ 14,254,954
Accumulated net realized loss from security transactions and swap contracts	(266,161)
Net unrealized appreciation of investments	150,781
NET ASSETS	$ 14,139,574

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 483,654
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	54,928

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 8.81
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 9.35

Class I Shares:
Net Assets	$ 13,655,920
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,532,214

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 8.91

See accompanying notes to financial statements.

Diversified Risk Parity Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2013

INVESTMENT INCOME
Dividends	$ 18,438
Interest	31,705
TOTAL INVESTMENT INCOME	50,143

EXPENSES
Investment advisory fees	271,669
Distribution (12b-1) fees:
Class A	1,306
Administrative services fees	40,818
Transfer agent fees	40,302
Accounting services fees	32,704
Legal fees	27,597
Registration fees	24,602
Compliance officer fees	16,014
Audit fees	15,013
Printing and postage expenses	9,061
Custodian fees	7,450
Non 12b-1 shareholder service fees	4,913
Trustees' fees and expenses	4,402
Insurance expense	243
Other expenses	5,089
TOTAL EXPENSES	501,183

Less: Fees waived/reimbursed by the Advisor	(169,266)

NET EXPENSES	331,917

NET INVESTMENT LOSS	(281,774)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Unaffiliated investments	(1,459)
Swap contracts	(597,506)
Net realized loss from investments and swap contracts	(598,965)

Net change in unrealized appreciation (depreciation) from:
Unaffiliated investments	155,301
Affiliated investments	(4,520)
Swap contracts	82,256
Net change in unrealized appreciation (depreciation) from investments and swap contracts	233,037

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(365,928)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (647,702)

See accompanying notes to financial statements.

Diversified Risk Parity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	March 31,	March 31,
	2013	2012 (a)
FROM OPERATIONS
Net investment loss	$ (281,774)	$ (170,014)
Net realized loss from security transactions and swap contracts	(598,965)	(208,934)
Net change in unrealized depreciation on investments and swap contracts	233,037	(82,256)
Net decrease in net assets resulting from operations	(647,702)	(461,204)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	342,432	627,006
Class I	4,492,658	28,803,331
Payments for shares redeemed:
Class A	(453,155)	(50)
Class I	(11,047,492)	(7,516,250)
Net increase (decrease) in net assets from shares of beneficial interest	(6,665,557)	21,914,037

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,313,259)	21,452,833

NET ASSETS
Beginning of Period	21,452,833	-
End of Period *	$ 14,139,574	$ 21,452,833
* Includes undistributed net investment income of:	$ -	$ 82,256

SHARE ACTIVITY
Class A:
Shares Sold	37,472	67,303
Shares Redeemed	(49,842)	(5)
Net increase (decrease) in shares of beneficial interest outstanding	(12,370)	67,298

Class I:
Shares Sold	494,584	3,064,135
Shares Redeemed	(1,220,647)	(805,858)
Net increase (decrease) in shares of beneficial interest outstanding	(726,063)	2,258,277

(a) The Diversified Risk Parity Fund commenced operations on April 11, 2011.

See accompanying notes to financial statements.

Diversified Risk Parity Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Period Ended
	March 31,	March 31,
	2013	2012 (1)

Net asset value, beginning of period	$ 9.14	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.17)	(0.19)
Net realized and unrealized loss on investments and swap contracts	(0.16)	(0.67)
Total from investment operations	(0.33)	(0.86)

Net asset value, end of period	$ 8.81	$ 9.14

Total return (3)	(3.61)%	(8.60)%	(4)

Net assets, end of period (000s)	$ 484	$ 615

Ratio of gross expenses to average net assets (6,7)	3.20%	2.73%	(5)
Ratio of net expenses to average net assets (6)	2.20%	2.20%	(5)
Ratio of net investment loss to average net assets (6)	(1.89)%	(2.16)%	(5)

Portfolio Turnover Rate	99%	600%	(4)

(1)	The Diversified Risk Parity Fund commenced operations on April 11, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(4) Not Annualized.
(5) Annualized.
(6)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

See accompanying notes to financial statements.

Diversified Risk Parity Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Period Ended
	March 31,	March 31,
	2013	2012 (1)

Net asset value, beginning of period	$ 9.23	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.15)	(0.16)
Net realized and unrealized loss on investments and swap contracts	(0.17)	(0.61)
Total from investment operations	(0.32)	(0.77)

Net asset value, end of period	$ 8.91	$ 9.23

Total return (3)	(3.47)%	(7.70)%	(4)

Net assets, end of period (000s)	$ 13,656	$ 20,838

Ratio of gross expenses to average net assets (6,7)	2.94%	3.41%	(5)
Ratio of net expenses to average net assets (6)	1.95%	1.95%	(5)
Ratio of net investment loss to average net assets (6)	(1.65)%	(1.76)%	(5)

Portfolio Turnover Rate	99%	600%	(4)

(1) The Diversified Risk Parity Fund commenced operations on April 11, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(4) Not Annualized.
(5) Annualized.
(6)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

See accompanying notes to financial statements.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

1.

ORGANIZATION

The Diversified Risk Parity Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is capital appreciation with lower volatility than broad equity markets. The Fund commenced operations on April 11, 2011.

The Fund currently offers Class A shares and Class I shares. Class C shares of the Fund are currently not available. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Underlying of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Open-end Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of March 31, 2013 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 5,711,640	$ -	$ -	$ 5,711,640
Asset Backed Securities	-	3,307,256	-	3,307,256
U.S. Government Agencies	-	889,180	-	889,180
Non-Agency Collateralized Mortgage Obligations	-	447,438	-	447,438
Money Market Fund	3,517,732	-	-	3,517,732
Total	$ 9,229,372	$ 4,643,874	$ -	$ 13,873,246

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – For the year ended March 31, 2013, the Fund did not qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, because it did not meet the income test. Accordingly, the Fund will file as a “C” corporation for the year ended March 31, 2013. As a “C” corporation, the Fund is subject to federal income taxes on any taxable income for that period. Currently the maximum marginal federal tax rate for a corporation is 35%, which is the rate the Fund is currently using. However, the Fund had a net loss for that period and consequently did not incur any tax liability. The Code contains procedures to allow a fund that does not meet the requirements to be taxed as a RIC to re-establish its status as a RIC if it marks to market its appreciated security positions in its tax period immediately preceding re-election or if it pays tax on realized “built in gains” over the succeeding ten year period. Further, the Code contains an exception from the mark to market and built in gains tax for RICs that meet certain requirements. Management of the Fund believes the Fund meets these requirements and plans for the Fund to re-elect RIC status for the year ending March 31, 2014. Therefore, no provision has been made for federal income or excise taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for the open tax years 2012 - 2013. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may hold equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.   The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The realized losses on swaps and change in unrealized appreciation on swaps are located on the Statement of Operations.

The derivative instruments outstanding as of March 31, 2013 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund. As of March 31, 2013, there were no open swap contracts.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended March 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $11,606,861 and $1,321,927, respectively.

4.  INVESTMENT ADVISORY AGREEMENT

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Risk Paradigm Group, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 2.20% and 1.95% of the daily average net assets attributable to the Class A and Class I shares, respectively.  For the year ended March 31, 2013, the Advisor waived fees in the amount of $169,266.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A and Class I shares are subsequently less than 2.20% and 1.95%, respectively, of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.20% and 1.95% of average daily net assets for Class A and Class I shares, respectively. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 2.20% and 1.95%, respectively, of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2015    $138,854

3/31/2016    $169,266

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares (not currently offered), respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. During the year ended March 31, 2013, the Distributor did not receive underwriting commissions for sales of Class A shares.

Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of the Fund at March 31, 2013 are noted in the Fund’s Portfolio of Investments.   Transactions during the year with companies which are affiliates are as follows:

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Value-End of Year
268461803	EGShares Technology GEMS ETF	-	161,865	-	159,480
268461878	EGShares Utilities GEMS ETF	-	177,235	-	175,100
	TOTAL	$ -	$ 339,100	$ -	$ 334,580

6.   INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.  A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets.  Components of the Fund’s deferred tax assets and liabilities as of March 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 347,636
Capital loss carryforward (tax basis)	90,990
Total deferred tax assets	$ 438,626
Less: Deferred tax liabilities:
Unrealized gain on investment securities (tax basis)	(52,773)

Valuation allowance	(385,853)
Net deferred tax asset:	$ -

The Fund has recorded a valuation allowance against the deferred tax asset as it intends to qualify as a RIC under Subchapter M of the Internal Revenue Code in the following year.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The net operating loss carryforward and capital loss carryforward are available to offset futures taxable income.  The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss:	Amount	Expiration
March 31, 2012	$ 183,314	March 31, 2032
March 31, 2013	809,931	March 31, 2033
Total Fiscal Year Ended Net Operating Loss	$ 993,245
Fiscal Year Ended Capital Loss:
March 31, 2012	$ 259,972	March 31, 2017
Total Fiscal Year Ended Capital Loss	$ 259,972

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.  The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of March 31, 2017.  The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of March 31, 2032 and 2033 and would only be available for utilization if the Fund failed to comply with RIC requirement rules in those periods.

As of March 31, 2013, the Fund did not have a current or deferred tax expense or benefit.

Total Income Tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to Net Investment Income and realized and unrealized gains(losses) on investments before taxes for the year ended March 31, 2013, as follows:

Deferred
Federal	$ (239,602)
State	-
Total deferred tax	(239,602)
Income tax benefit at the Federal Statutory rate of 35%	226,696
Income tax benefit from permanent items	12,906
Increase in valuation allowance	239,602
Total Tax Expense	$ -

As of March 31, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Other	Unrealized	Total
Ordinary	Long-Term	Book/Tax	Appreciation/	Accumulated
Income	Gains	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ (259,972)	$ -	$ 144,592	$ (115,380)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions are primarily attributable to the tax deferral of losses on wash sales.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for swap contracts, resulted in reclassifications for the year ended March 31, 2013 as follows:

Undistributed	Undistributed
Net Investment	Long-Term	Paid-in
Income (Loss)	Gains (Loss)	Capital
$ 199,518	$ 597,506	$ (797,024)

7. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in BlackRock Liquidity Funds Treasury Trust Fund Portfolio, (the “BlackRock Portfolio”). The BlackRock Portfolio is a separate diversified series of shares of beneficial interest of BlackRock Liquidity Funds, organized as a Maryland business trust and is registered under the 1940 Act, as an open-end management investment company.  The Fund may redeem its investment from the BlackRock Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the BlackRock Portfolio.  The financial statements of the BlackRock Portfolio, including the portfolio of investments, can be found at BlackRock website www2.blackrock.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of March 31, 2013 the percentage of the Fund’s net assets invested in the BlackRock Portfolio was 24.9%.

8. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01, which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Diversified Risk Parity Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Diversified Risk Parity Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of March 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diversified Risk Parity Fund as of March 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 30, 2013

Diversified Risk Parity Fund

Expense Example (Unaudited)

March 31, 2013

As a shareholder of Diversified Risk Parity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Diversified Risk Parity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Diversified Risk Parity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	10/1/2012	3/31/2013	10/1/12 – 3/31/13
A Class	2.20%	$1,000.00	$951.40	$10.70
I Class	1.95%	$1,000.00	$951.90	$9.49

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	10/1/2012	3/31/2013	10/1/12 – 3/31/13
A Class	2.20%	$1,000.00	$1,013.96	$11.05
I Class	1.95%	$1,000.00	$1,015.21	$9.80

*    Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2013

Approval of Advisory Agreement – Diversified Risk Parity Fund*

In connection with the regular meeting held on March 27 and 28, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Risk Paradigm Group, LLC (the “Adviser”) and the Trust, on behalf of Diversified Risk Parity Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees noted that the adviser-Paradigm has $166 million in assets under management, providing expertise for portfolios looking for exposure to traditional and alternative investments in a manner that strategically targets returns while managing volatility and risk.  The Trustees recognized that the adviser added three new key professionals to the organization in the past year, each of whom have over 20 years of experience in the industry.  The Trustees also noted that the adviser had reported no material compliance issues.  The Trustees discussed the adviser’s responses and concluded that the nature, extent, and quality of services the adviser provided were satisfactory.

Performance.  The Trustees reviewed the performance of the Fund (-4.86% over the 1 year period, -7.09% since inception in April of 2011) as compared to its peer group, Morningstar Category Average and benchmark index, noting that it underperformed each.  The Trustees noted that the adviser’s MBS replication strategy was not successful, negatively impacting returns.  The Trustees considered the adviser’s proactive adjustment of its investment methodology, which resulted in improved performance in recent months.  They considered the adviser’s observation that results are now normalizing and expected to draw closer to benchmark returns.  The Board concluded, based on the information BTS provided both orally and in its written 15(c) response, the adviser’s performance is reasonable and that they look forward to improvement in the near future.

Fees and Expenses.  The Trustees evaluated the Fund’s advisory fee of 1.60% before waiver and the net expense ratio of 2.32%, and compared it to the Fund’s Morningstar category and peer group averages the adviser provided.  The Trustees noted that the Fund’s advisory fee and net expense ratio were slightly higher than the peer group averages, and higher than the Morningstar category averages.  The Trustees noted the fee waiver, which brings both averages down closer to the Fund’s benchmarks, and acknowledged their appreciation for its continued existence.  After evaluating the materials provided, the Trustees concluded that the advisory fee was acceptable.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of Diversified Risk.  They noted the adviser expects it and the Fund to begin realizing economies of scale at the $100 million asset threshold.  After discussion, the Board’s consensus was that based on the current and anticipated size of the Fund, although breakpoint levels had not been negotiated at this time, such breakpoints would be revisited as the size of the Fund materially increases.

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2013

Profitability.  The Trustees considered the profits realized by Risk Paradigm over the past 12 months in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  They discussed the representations of the adviser regarding the initial investment of capital made by the adviser to launch the Fund, and the significant fee waiver during the past year.  The Trustees concluded that the adviser realized a not excessive amount of profit, in both total dollars and percentage of net advisory fees, given the size of the Fund.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of NLFT and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-377-5155.

3/31/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-377-5155 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-377-5155

INVESTMENT ADVISOR

Risk Paradigm Group, LLC

5900 Southwest Parkway

Building 5, Suite 500

Austin, TX 78735

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $7,000

2013 - $14,500

(b)

Audit-Related Fees

2012 – None

2013 - None

(c)

Tax Fees

2012 – $2,000

2013 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,000

2013 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/6/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/6/13